THE NOTTINGHAM INVESTMENT TRUST II

EARNEST PARTNERS FIXED INCOME TRUST

Prospectus Supplement

April 27, 2011

This Supplement to the Prospectus dated July 29, 2010 for the EARNEST Partners Fixed Income Trust (“Fund”), a series of The Nottingham Investment Trust II, updates the Prospectus to include the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Fund’s Prospectus, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Fund toll-free at the number above.

EARNEST Partners, LLC (“Earnest”), the investment advisor to the Fund, has announced that it has signed a definitive agreement with Touchstone Advisors, Inc. (“Touchstone”) pursuant to which Earnest will recommend to the Fund’s Board of Trustees that the Fund be reorganized into the Touchstone Total Return Bond Fund (the “Reorganization”).  Earnest currently serves as the sub-advisor to the Touchstone Total Return Bond Fund, and is expected to continue to serve as the sub-advisor following the Reorganization.  If the proposed Reorganization is approved by the Trust’s Board of Trustees, a special meeting of the Fund’s shareholders will be called to solicit their approval of the proposed Reorganization, and proxy materials containing information about Earnest, Touchstone, the Touchstone Total Return Bond Fund and the proposed Reorganization will be mailed to shareholders in advance of that meeting.

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Investors Should Retain This Supplement for Future Reference